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                                                                    EXHIBIT 10.2


                         SCHEDULE OF OPTION AGREEMENTS


The following documents are substantially similar to the Form of Option Agreement included as Exhibit 10.1 herewith, except as otherwise noted:

     Option Agreement between the Company and C. Beverly Lance dated as of December 2, 1999 for 1,000,000 shares.

     Option Agreement between the Company and Arthur G. Weiss dated as of December 2, 1999 for 1,000,000 shares.

     Option Agreement between the Company and Dr. James Verbrugge dated as of December 2, 1999 for 200,000 shares.

     Option Agreement between the Company and Four Corners Capital, LLC dated as of December 2, 1999 for 200,000 shares.

     Option Agreement between the Company and William B. Astrop, Jr. dated as of December 2, 1999 for 50,000 shares.

     Option Agreement between the Company and Douglas D. Astrop dated as of December 2, 1999 for 50,000 shares.

     Option Agreement between the Company and William B. Astrop dated as of December 2, 1999 for 100,000 shares.

     Option Agreement between the Company and Sylvia A. de Leon dated as of December 2, 1999 for 200,000 shares.

     Option Agreement between the Company and Sylvia A. de Leon dated as of December 2, 1999 for 200,000 shares with an exercise price of $0.4375 per share.

     Option Agreement between the Company and Sylvia A. de Leon dated as of December 2, 1999 for 200,000 shares with an exercise price of $0.4177 per share.

     Option Agreement between the Company and Sylvia A. de Leon dated as of December 2, 1999 for 400,000 shares with an exercise price of $2.50 per share.